American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives® Income Fund
Supplement dated March 1, 2020 ■ Statement of Additional Information dated March 1, 2020

Timbercreek Investment Management (U.S.) LLC (“Timbercreek”) no longer serves as an underlying subadvisor for the fund. All references to Timbercreek in the statement of additional information are deleted.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-95997 2003